Exhibit 10.2

CONSENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT

     CONSENT, dated as of December 23, 2004, to the Second Amended and Restated Credit Agreement referred to below (this “Consent”) among DICK’S SPORTING GOODS, INC., a Delaware corporation (“Borrower”), the lenders party hereto (“Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H

     WHEREAS, Borrower, Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

     WHEREAS, Borrower has requested, among other things, that Agent and Required Lenders consent to certain modifications to the terms of the Convertible Note Indenture; and

     WHEREAS, Agent and Required Lenders have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein (including in the recitals hereto) shall have the meanings ascribed to them in the Credit Agreement.

     2. Consent. Agent and Required Lenders hereby consent as of the Consent Effective Date (as hereinafter defined) (a) to the amendments to the Convertible Note Indenture solely to the extent provided for in that certain Consent Solicitation Statement of Dick’s Sporting Goods, Inc., a copy of which in final form is attached as Exhibit A hereto and (b) in connection with such amendments, to payment by Borrower of the Consent Payment provided for in such Consent Solicitation Statement.

     3. Representations and Warranties. To induce Required Lenders and Agent to enter into this Consent, Borrower hereby represents and warrants that:

          (a) Each of the execution, delivery and performance by Borrower and each Guarantor of this Consent and the performance of the Credit Agreement, as modified hereby (the “Amended Credit Agreement”) are (i) within Borrower’s and each Guarantor’s corporate power and have been duly authorized by all necessary corporate and shareholder action; (ii) do not contravene any provision of any

Loan Party’s charter or bylaws or equivalent organizational or charter or other constituent documents; (iii) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (iv) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (v) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (vi) do not require the consent or approval of any Governmental Authority or any other Person.

          (b) This Consent has been duly executed and delivered by or on behalf of Borrower and each Guarantor.

          (c) Each of this Consent and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d) No Default or Event of Default has occurred and is continuing both before and after giving effect to this Consent.

          (e) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party signatory hereto, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges such Loan Party’s right, power, or competence to enter into this Consent or, to the extent applicable, perform any of its obligations under this Consent, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Consent, the Amended Credit Agreement or any other Loan Document or any action taken under this Consent, the Amended Credit Agreement or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect. To the knowledge of each Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          (f) All representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

     4. Remedies. This Consent shall constitute a Loan Document. The breach by any Loan Party of any representation, warranty, covenant or agreement in any material respect in this Consent shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

     5. No Other Amendments, Consents or Waivers. Except as expressly modified herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Consent shall not be deemed a waiver of any term or condition of any Loan Document by Agent or Lenders with respect to any right or remedy which Agent or Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which Agent or Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

     6. Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Consent and all other documents and instruments delivered in connection herewith.

     7. Effectiveness. This Consent shall become effective as of December23, 2004 (the “Consent Effective Date”) only upon satisfaction in full in the judgment of the Agent of each of the following conditions on or prior to December 23, 2004:

          (a) Consent. Agent shall have received eight (8) original copies of this Consent duly executed and delivered by Agent, Required Lenders and Borrower and acknowledged by the other Loan Parties.

          (b) Payment of Expenses. Borrower shall have paid to Agent all costs and expenses owing in connection with this Consent and the other Loan Documents which are due to Agent (including, without limitation, reasonable legal fees and expenses).

          (c) Representations and Warranties. All representations and warranties contained in this Consent shall be true and correct on and as of the Consent Effective Date.

     8. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     9. Counterparts. This Consent may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

BORROWER:

DICK’S SPORTING GOODS, INC.

By: /s/ Lee Belitsky
Name: Lee Belitsky
Title: Treasurer

AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent

By: /s/ Charles Chiodo
Name: Charles Chiodo
Its: Duly Authorized Signatory

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ Charles Chiodo
Name: Charles Chiodo
Its: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Stephen W. Boyd
Name: Stephen W. Boyd
Title: Vice President

FLEET RETAIL GROUP, INC.

By: /s/ James R. Dore
Name: James R. Dore
Title: Managing Director

NATIONAL CITY BUSINESS CREDIT, INC.

By: /s/ Joseph L. Kwasny
Name: Joseph L. Kwasny
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Anthony D. Braxton
Name: Anthony D. Braxton
Title: Director

CITIZEN’S BANK OF PENNSYLVANIA

By: /s/ Don Cmar
Name: Don Cmar
Title: Vice President

JP MORGAN CHASE BANK

By:
Name:
Title:

Each of the undersigned Guarantors hereby (i) acknowledges each of the modifications to the Credit Agreement effected by this Consent and (ii) confirms and agrees that its obligations under its Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Consent.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written
above.

AMERICAN SPORTS LICENSING, INC.

By: /s/ Michael F. Hines
Name: Michael F. Hines
Title: President

DSG OF VIRGINIA, LLC
By: /s/ Jeffrey R. Hennion
Name: Jeffrey R. Hennion
Title: President

GALYAN’S TRADING COMPANY, INC.

By: /s/ Michael F. Hines
Name: Michael F. Hines
Title: Vice President, Secretary and Treasurer

GALYAN’S NEVADA, INC.

By: /s/ William R. Newlin
Name: William R. Newlin
Title: President

GALYAN’S OF VIRGINIA, INC.

By: /s/ William R. Newlin
Name: William R. Newlin
Title: President

EXHIBIT A

[Final Version of Consent Solicitation Statement]